Supplement to the
Fidelity's Government Bond Funds
October 29, 2011
Prospectus

The following information replaces the similar information under the heading "Portfolio Manager(s)" in the "Fund Summary" section on page 11.

Franco Castagliuolo (lead portfolio manager) has managed the fund since December 2009.

William Irving (co-manager) has managed the fund since April 2008.

The following information replaces the similar information for Fidelity Government Income Fund found under the heading "Principal Investment Strategies" in the "Fund Basics" section on page 13.

FMR normally invests the fund's assets in U.S. Government securities and instruments related to U.S. Government securities. Certain issuers of U.S. Government securities are sponsored or chartered by Congress but their securities are neither issued nor guaranteed by the U.S. Treasury. FMR normally invests at least 80% of the fund's assets in U.S. Government securities and repurchase agreements for those securities. FMR does not currently intend to invest more than 60% of the fund's assets in mortgage securities.

The following information replaces the similar information found in the "Fund Management" section beginning on page 29.

William Irving is lead portfolio manager of Fidelity Government Income Fund and co-manager of Fidelity Intermediate Government Income Fund, which he has managed since January 2007 and April 2008, respectively. He also manages other funds. Since joining Fidelity Investments in 1999, Dr. Irving has worked as a quantitative analyst and portfolio manager.

Franco Castagliuolo is co-manager of Fidelity Government Income Fund and lead portfolio manager of Fidelity Intermediate Government Income Fund, which he has managed since December 2009. He also manages other funds. Since joining Fidelity Investments in 1997, Mr. Castagliuolo has worked as a research associate and portfolio manager.

GOV-SLM-12-02  March 1, 2012
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